UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act Of 1934

Date of Report: (Date of earliest event reported): November 19, 2014

BELDEN INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12561	36-3601505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Brentwood Boulevard, 15th Floor

St. Louis, Missouri 63105

(Address of principal executive office) (Zip Code)

Registrants’ telephone number, including area code (314) 854-8000

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On November 20, 2014, Belden Inc. (“Belden”) and certain of its subsidiaries (the “Guarantors”) entered into a Purchase Agreement (the “Purchase Agreement”) with Deutsche Bank AG, London Branch, as representative for the initial purchasers listed on Schedule I thereto (the “Initial Purchasers”), providing for the issuance and sale of €200 million aggregate principal amount of 5.5% Senior Subordinated Notes due 2023 (the “Notes”) in an offering to qualified institutional buyers in reliance on Rule 144A and to persons outside the United States in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were issued at 103.5% of their face amount, plus accrued interest from October 15, 2014, and the offering of the Notes closed on November 25, 2014.

The Notes are in addition to the €300 million aggregate principal amount of 5.5% Senior Subordinated Notes due 2023 issued by Belden on March 21, 2013 (the “Existing Notes”) and were issued under the same indenture (the “Indenture”). The new Notes have identical terms, other than issue date and issue price, and constitute part of the same series as the Existing Notes.

The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby Belden and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, have agreed to indemnify each other against certain liabilities.

Certain of the Initial Purchasers and their respective affiliates have provided, and in the future may provide, investment banking, commercial lending and financial advisory services to Belden and its affiliates, for which they received or will receive customary fees and expenses.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the complete version of the Purchase Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Pursuant to the Indenture, interest on the Notes accrues at a rate of 5.5% per annum and is payable semi-annually in arrears on April 15 and October 15 of each year, beginning on April 15, 2015, to the holders of record on the immediately preceding April 1 and October 1.

Belden will have the option to redeem all or a portion of the Notes at any time on or after April 15, 2018 at specified redemption prices plus accrued interest on the Notes to the date of redemption. At any time prior to April 15, 2018, Belden may also redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of the notes redeemed, plus accrued and unpaid interest, if any, in addition to a specified applicable premium. At any time before April 15, 2016, Belden may also redeem up to 35% of the aggregate principal amount of the Notes at a redemption price of 105.5% of the principal amount, plus accrued and unpaid interest, if any, to the date of redemption, with the proceeds of certain equity offerings.

Upon the occurrence of a change in control (as defined in the Indenture), each holder of the Notes may require Belden to repurchase all or a portion of such holder’s Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

The Indenture contains covenants that limit, among other things, Belden’s and certain of its subsidiaries’ ability to (1) incur additional debt, (2) pay dividends or make other distributions on, redeem or repurchase capital stock, or make investments or other restricted payments, (3) enter into transactions with affiliates, (4) engage in sale and leaseback transactions, (5) dispose of assets or issue stock of restricted subsidiaries, (6) create liens on assets, or (7) effect a consolidation or merger or sell all, or substantially all, of its assets. These covenants are subject to a number of important exceptions and qualifications. Further, during any such time when the Notes are rated investment grade by each of Moody’s Investors Service, Inc. and Standard and Poor’s Ratings Service and no Default (as defined in the Indenture) has occurred and is continuing, certain of the covenants will be suspended with respect to the Notes.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare the principal of and accrued but unpaid interest, including additional interest, on all the Notes to be due and payable.

The foregoing description of the Indenture is qualified in its entirety by reference to the complete version of the Indenture, including the forms of the Note and Notation of Guarantee included therein as Exhibits A and D, respectively, which is filed as Exhibit 4.1 to the Current Report on Form 8-K of Belden filed on March 26, 2013 and is incorporated herein by reference.

ITEM 8.01. Other Events.

On November 19, 2014, Belden issued a press release announcing the offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On November 20, 2014, Belden issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Purchase Agreement, dated as of November 20, 2014, by and among Belden Inc., the Guarantors named therein and Deutsche Bank AG, London Branch, as representative of the Initial Purchasers listed in Schedule I thereto.

99.1	Belden news release dated November 19, 2014, titled “Belden Announces €200 Million Private Add-On of 5.5% Senior Subordinated Notes due 2023.”

99.2	Belden news release dated November 20, 2014, titled “Belden Announces Pricing of €200 Million Private Add-On of 5.5% Senior Subordinated Notes due 2023.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BELDEN INC.

By:	/s/ Brian E. Anderson
Brian E. Anderson
Corporate Attorney

Dated: November 25, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement, dated as of November 20, 2014, by and among Belden Inc., the Guarantors named therein and Deutsche Bank AG, London Branch, as representative of the Initial Purchasers listed in Schedule I thereto.

99.1	Belden news release dated November 19, 2014, titled “Belden Announces €200 Million Private Add-On of 5.5% Senior Subordinated Notes due 2023.”

99.2	Belden news release dated November 20, 2014, titled “Belden Announces Pricing of €200 Million Private Add-On of 5.5% Senior Subordinated Notes due 2023.”

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